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Exhibit 99

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re:	Natural Wonders, Inc., a Delaware Corporation	Case No.	00-46943
World of Science, Inc, A New York Corporation
	Debtors and Debtors-in-Possession (Substantively Consolidated)	CHAPTER 11 MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

Month Ended	June-01	4 w/e 6/30/01	PETITION DATE:	12/17/00

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in $1,000
2.	Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$23,167	$24,869

	b. Total Assets	$23,374	$24,945	$88,603

	c. Current Liabilities	$481	$913

	d. Total Liabilities	$45,412	$46,236	$78,067

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$4,103	$8,096	$113,798

	b. Total Disbursements	$3,608	$5,403	$91,887

	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$495	$2,693	$21,911

	d. Cash Balance Beginning of Month	$21,816	$19,123	$400

	e. Cash Balance End of Month (c + d) (before in transit)	$22,311	$21,816	$22,311

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(747)	$(54,100)	$(57,253)

5.	Account Receivables (Pre and Post Petition)	$1,749	$56

6.	Post-Petition Liabilities	$481	$913

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:			Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		Yes

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		Yes

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		Yes

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		Yes

12.	Is the estate insured for replacement cost of assets and for general liability?		Yes

13.	Are a plan and disclosure statement on file?		Yes

14.	Was there any post-petition borrowing during this reporting period?			No

15.	Check if paid: Post-petition taxes X;
U.S. Trustee Quarterly Fees X;
Check if filing is current for: Post-petition tax reporting and tax returns: X.
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	7/11/2001 0:00	/s/ PETER HANELT Responsible Individual Peter Hanelt

STATEMENT OF OPERATIONS
(General Business Case)

For the Period June 3 to June 30, 2001

Current Month
					Period 12/18/00 to 6/30/01 Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance
				Revenues:
$2,488		$2,488	1	Gross Sales	$102,818

$36		$(36)	2	less: Sales Returns & Allowances	$8,813

$2,452	$2,341	$111	3	Net Sales	$94,005	$1,500

$3,328	$3,290	$(38)	4	less: Cost of Goods Sold (Schedule "B")	$58,413	$0

$(876)	$(949)	$73	5	Gross Profit	$35,592	$1,500

	$0	$0	6	Interest

	$0	$0	7	Other Income:

	$0	$0	8

	$0	$0	9

$(876)	$(949)	$73	10	Total Revenues	$35,592	$1,500

				Expenses:
$75	$75	$0	11	Compensation to Owner(s)/Officer(s)	$584	$0

$1,210	$719	$(491)	12	Salaries	$14,193	$0

	$0	$0	13	Commissions	$0

	$0	$0	14	Contract Labor	$0

				Rent/Lease:
	$0	$0	15	Personal Property	$0

$130	$0	$(130)	16	Real Property	$14,062	$25

$0	$0	$0)	17	Insurance	$369	$0

	$0	$0	18	Management Fees	$0

$0	$0	$0	19	Depreciation	$2,939	$0

				Taxes:
$100	$80	$(20)	20	Employer Payroll Taxes	$1,531	$0

$0	$45	$45	21	Real Property Taxes	$215	$0

	$0	$0	22	Other Taxes	$0

$348	$394	$46	23	Other Selling	$4,370	$50

$363	$100	$(263)	24	Other Administrative	$3,347	$50

$0	$0	$0	25	Interest	$1,533	$0

$15	$0	$(15)	26	Other Expenses:	$15

$0	$0	$0	27	Unicap Inventory Adjustment	$3,232	$0

	$0	$0	28		$0

	$0	$0	29		$0

	$0	$0	30		$0

	$0	$0	31		$0

	$0	$0	32		$0

	$0	$0	33		$0

	$0	$0	34		$0

$2,241	$1,413	$(828)	35	Total Expenses	$46,390	$125

$(3,117)	$(2,362)	$(755)	36	Subtotal	$(10,798)	$1,375

				Reorganization Items:
$(681)	$(500)	$181	37	Professional Fees	$(4,171)	$(500)

	$0	$0	38	Provisions for Rejected Executory Contracts	$0

	$0	$0	39	Interest Earned on Accumulated Cash from	$0

	$0			Resulting Chp 11 Case	$0

$2,066	$0	$2,066	40	Gain or (Loss) from Sale of Equipment	$(22,457)	$0

$0	$0	$0	41	U.S. Trustee Quarterly Fees	$(18)	$0

	$0	$0	42		$0

$1,385	$(500)	$1,885	43	Total Reorganization Items	$(26,646)	$(500)

$(1,732)	$(2,862)	$1,130	44	Net Profit (Loss) Before Federal & State Taxes	$(37,444)	$875

$(985)	$0	$985	45	Federal & State Income Taxes	$19,809	$0

$(747)	$(2,862)	$2,115	46	Net Profit (Loss)	$(57,253)	$875

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)

4 Week Period Ended  06/30/01

		From Schedules	Market Value
Assets
Current Assets
1	Cash and cash equivalents—unrestricted		$19,349

2	Cash and cash equivalents—restricted		$1,053

3	Accounts receivable (net)	A	$1,749

4	Inventory	B	$0

5	Prepaid expenses		$985

6	Professional retainers		$31

7	Other:

8

9	Total Current Assets		$23,167

Property and Equipment (Market Value)
10	Real property	C	$0

11	Machinery and equipment	D	$0

12	Furniture and fixtures	D	$0

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other:	D

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

Other Assets
22	Loans to shareholders

23	Loans to affiliates

24			$0

25	Security Deposits		$207

26	Misc		$0

27

28	Total Other Assets		$207

29	Total Assets		$23,374

  NOTE:

    Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules
Post-Petition
	Current Liabilities
30	Salaries and wages		$0

31	Payroll taxes		$0

32	Real and personal property taxes

33	Income taxes

34	Sales taxes		$0

35	Notes payable (short term)

36	Accounts payable (trade)	A	$452

37	Real property lease arrearage		$0

38	Personal property lease arrearage

39	Accrued professional fees

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other:		$0

42	Gift Certificates and Customer Credits		$29

43	Interest and Loan Fees		$0

44	Total Current Liabilities		$481

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$481

Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	$0

48	Priority unsecured claims	F	$4,595

49	General unsecured claims — nonaffiliates	F	$40,336

	General unsecured claims		$0

50	Total Pre-Petition Liabilities		$44,931

51	Total Liabilities		$45,412

Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		$1,485

53	Capital Stock		$1

54	Additional paid-in capital		$33,729

55	Cumulative profit/(loss) since filing of case		$(57,253)

56	Post-petition contributions/(distributions) or (draws)

57

58	Market value adjustment

59	Total Equity (Deficit)		$(22,038)

60	Total Liabilities and Equity (Deficit)		$23,374

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days		$452

31-60 Days

61-90 Days			$0

91+ Days	$1,749

Total accounts receivable/payable	$1,749	$452

Allowance for doubtful accounts

Accounts receivable (net)	$1,749

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month
		Inventory Beginning of Month	3290

		Add—
Retail/Restaurants—		Net purchase	$0

Product for resale	$0	Direct labor

		Manufacturing overhead

Distribution—		Freight in	$0

Products for resale		Other:

		in transit	$0

Manufacturer—
Raw Materials

Work-in-progress		Less—

Finished goods		Inventory End of Month	$0

		Shrinkage and markdown reserve change	$(38)

Other—Explain		Change in Unicap	$0

		Cost of Goods Sold	$3,328

TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes X No
How often do you take a complete physical inventory?		Valuation methods—
FIFO cost

Weekly		LIFO cost

Monthly		Lower of cost or market	X

Quarterly		Retail method

Semi-annually	X	Other

Annually		Explain

Date of last physical inventory was 8/6/2000 Full - 2/19/01 25 stores test
Date of next physical inventory is none scheduled

Schedule C

Real Property

	Cost	Market Value
Description
The Debtor had approximately 150 Store leases that had no Book Value but had some Fair Market Value. Some of these leases were sold in May, resulting in a net fair market value price of approximately $1.5M The lease not sold were rejected.
Total	$0	$0

Schedule D

Other Depreciable Assets

	Cost	Market Value
Description
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -
Store and Office Fixtures and Furniture	$0
— All net values of these Store assets were written off to a -0- balance reflecting the status of the Going out of Business sale and the termination of the leases

Total	$0	$0

Office Equipment -
Store and Office Equipment	$0
— All net values of these assets were written off since most have been sold or will be sold in June

Total	$0	$0

Leasehold Improvements -
Store and Office Improvements	$0
— All net values of these Store assets were written off to a -0- balance reflecting the status of the Going out of Business sale and the termination of the leases

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable
Federal
Income Tax Withholding	$0				$0
FICA—Employee	$0				$0
FICA—Employer	$0				$0
Unemployment (FUTA)	$0				$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding	$0				$0
Unemployment (UT)	$0				$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales	$0				$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0		Paid down to -0- by Court order
Priority claims other than taxes	$495
Priority tax claims	$4,100
General unsecured claims	$40,336

(a)
List total amount of claims even it under secured.

(b)
Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month

Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

**
The Debtor has over 200 Bank Accounts due to its multi state retail locations. The Bank Statements and reconciliation's are available at the Corporate offices for review. This complex cash management system was approved or continued use by Court order.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the 4 Weeks Ended 06/30/01

		Period 12/18/00 to 6/30/01
		Actual Current Period	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected		$0
2	Cash Received from Sales	$3,818	$110,618
3	Interest Received		$0
4	Borrowings		$0
5	Funds from Shareholders, Partners, or Other Insiders		$0
6	Capital Contributions		$0
7	Sales taxes	$285	$3,180
8			$0
9			$0
10			$0
11			$0

12	Total Cash Receipts	$4,103	$113,798

	Cash Disbursements
13	Payments for Inventory	$0	$2,826
14	Selling	$314	$3,501
15	Administrative	$82	$2,487
16	Capital Expenditures		$0
17	Principal Payments on Debt		$0
18	Interest Paid		$0
	Rent/Lease:		$0
19	Personal Property	$229	$13,228
20	Real Property		$0
	Amount Paid to Owner(s)/Officer(s)		$0
21	Salaries		$0
22	Draws		$0
23	Commissions/Royalties		$0
24	Expense Reimbursements		$0
25	Other		$0
26	Salaries/Commissions (less employee withholding)	$1,663	$16,365
27	Management Fees		$0
	Taxes:		$0
28	Employee Withholding	$0	$3,116
29	Employer Payroll Taxes	$0	$1,290
30	Real Property Taxes		$0
31	Other Taxes—sales taxes	$549	$5,499
32	Other Cash Outflows:		$0
33			$0
34	Professional retainers and Professionals Reserve	$714	$4,573
35	Interest	$0	$2,333
36	Bank Principal per court order	$0	$36,490
37	Other corrections	$57	$179
38	Total Cash Disbursements:	$3,608	$91,887

39	Net Increase (Decrease) in Cash	$495	$21,911

40	Cash Balance, Beginning of Period	$21,816	$400

41	Cash Balance, End of Period (per cash flow reports to Bank and Committee)	$22,311	$22,311

	Cash in Operating Accounts	$22,311
	Cash in Transit from Credit Card Companies or Depository Banks	$(1,909)

	Cash Balance, End of Period per General Ledger	$20,402

Natural Wonders, Inc.
World of Science, Inc.
Case # 00-46943
(cases substantively consolidated)
Attachment to Monthly Operating Report
Payments of Pre-petition Debts

Question # 8—Summary Sheet

    The Debtor, in accordance with Court orders of December 18th, 2000 and amended Orders of February 5th, 2001, has paid certain specific pre-petition debts, as follows:

    Pre-petition Wages, Salaries, and related Compensation Employee Sick pay, Vacation pay, Holiday pay not to exceed $2,175,000, plus checks previously issued and not honored (approximately $300,000).

    Pre-petition Vacation pay accrued and unpaid, not to exceed $600,000.

    Pre-petition Employee Expense Reimbursements, not to exceed $200,000.

    Pre-petition Temporary Employment Agencies, not to exceed $365,000.

    Pre-petition Employee Benefit Program amounts, not to exceed $300,000.

    Pre-petition Employee garnishments, taxes, alimonies etc, as required by law.

    In the period December 18th, 2000 to June 30th, 2001 the Debtor paid amounts in the above categories in amounts that did not exceed the limits. Records of these Disbursements are maintained in the Debtor's Corporate Office.

Question # 9—Summary Sheet

    The Debtor, in accordance with Court orders, has paid certain Professionals, as follows:

    (includes release of Retainers held)

	Sheppard Mullin Richter & Hampton	Deloitte & Touche	Murphy Sheneman Julian & Rogers	Neilson & Elggren	Great American	IBJ Lenders Fees	Hilco Lenders Fees
	Debtors Counsel	Debtors Accountant	Committee Counsel	Committee Accountant	GOB Consultant	Lenders Professionals	Lenders Professionals	Total
Paid various June	375269	0	79053	11451	217159		0	682932

Total	375269	0	79053	11451	217159	0	0	682932

Question # 11—Summary Sheet

    The Debtor has made payments to it's Officers and Directors in accordance with the above Pre-Petition information as it related to wages, salaries, benefits and employee expense reimbursement. None of these payments were outside of the conditions of the above mentioned orders.

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STATEMENT OF OPERATIONS (General Business Case)
BALANCE SHEET (General Business Case)
Liabilities and Equity (General Business Case)
SCHEDULES TO THE BALANCE SHEET (General Business Case)
Schedule C Real Property
Schedule D Other Depreciable Assets
Schedule E Aging of Post-Petition Taxes (As of End of the Current Reporting Period)
Schedule F Pre-Petition Liabilities
Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month
STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS Increase/(Decrease) in Cash and Cash Equivalents For the 4 Weeks Ended 06/30/01